EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs                    GSAA-05 MTR1
==============================================================================


           ----------------------------------------------------
           Stats
           ----------------------------------------------------
           Count: 611
           Schedule Balance: $295,258,798.48
           AverageSched Bal: $483,238.62
           GrossWAC: 5.931
           NetWAC: 5.649
           OTERM: 360
           RTERM: 359
           ATERM: 358
           AGE: 1
           First CAP: 4.70
           Periodic CAP: 1.75
           MAXRATE: 11.89
           MINRATE: 2.70
           MTR: 45.30
           MARGIN: 2.70
           OLTV: 76.47
           COLTV: 93.91
           FICO: 725.031
           ----------------------------------------------------


           --------------------------------------------------------
           Current Rate                                    Percent
           --------------------------------------------------------
           4.501 - 5.000                                      5.51
           5.001 - 5.500                                     17.82
           5.501 - 6.000                                     36.67
           6.001 - 6.500                                     30.56
           6.501 - 7.000                                      8.33
           7.001 - 7.500                                      0.56
           7.501 - 8.000                                      0.55
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Scheduled Balance                               Percent
           --------------------------------------------------------
           50,000.01 - 100,000.00                             0.05
           100,000.01 - 150,000.00                            0.55
           150,000.01 - 200,000.00                            1.89
           200,000.01 - 250,000.00                            4.14
           250,000.01 - 275,000.00                            2.10
           275,000.01 - 350,000.00                            8.35
           350,000.01 - 400,000.00                            8.71
           400,000.01 - 450,000.00                            9.20
           450,000.01 - 500,000.00                            8.91
           500,000.01 - 550,000.00                            5.53
           550,000.01 - 600,000.00                            7.03
           600,000.01 - 750,000.00                           18.18
           750,000.01 - 850,000.00                            4.57
           850,000.01 - 950,000.00                            3.70
           950,000.01 - 1,000,000.00                          9.71
           1,000,000.01 - 1,250,000.00                        3.20
           1,250,000.01 - 1,500,000.00                        2.83
           1,500,000.01 >=                                    1.34
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Original Term                                   Percent
           --------------------------------------------------------
           336                                                0.06
           360                                               99.94
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           RemTerm                                         Percent
           --------------------------------------------------------
           334.000                                            0.06
           353.000                                            0.29
           355.000                                            0.07
           356.000                                            0.54
           357.000                                            3.57
           358.000                                           28.87
           359.000                                           37.50
           360.000                                           29.11
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Am WAM                                          Percent
           --------------------------------------------------------
           0.000 - 59.999                                    97.88
           300.000 - 359.999                                  1.58
           360.000 >=                                         0.53
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Age                                             Percent
           --------------------------------------------------------
           0                                                 29.11
           1                                                 37.50
           2                                                 28.93
           3                                                  3.57
           4                                                  0.54
           5                                                  0.07
           7                                                  0.29
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           States                                          Percent
           --------------------------------------------------------
           CA                                                84.76
           AZ                                                 3.10
           NV                                                 1.97
           FL                                                 3.57
           NY                                                 0.92
           NJ                                                 0.48
           VA                                                 0.98
           WA                                                 0.20
           AK                                                 0.27
           CO                                                 0.55
           Other                                              3.20
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Original LTV                                    Percent
           --------------------------------------------------------
           0.001 - 50.000                                     0.41
           50.001 - 60.000                                    1.98
           60.001 - 70.000                                   14.29
           70.001 - 75.000                                    9.75
           75.001 - 80.000                                   73.57
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Combined LTV                                    Percent
           --------------------------------------------------------
           0.001 - 50.000                                     0.07
           50.001 - 60.000                                    0.34
           60.001 - 70.000                                    1.74
           70.001 - 75.000                                    2.06
           75.001 - 80.000                                    7.50
           80.001 - 85.000                                    1.65
           85.001 - 90.000                                   23.02
           90.001 - 95.000                                   11.22
           95.001 - 100.000                                  52.41
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           FICO                                            Percent
           --------------------------------------------------------
           640.000 - 659.999                                  1.40
           660.000 - 679.999                                  9.77
           680.000 - 699.999                                 19.71
           700.000 - 719.999                                 17.86
           720.000 - 739.999                                 14.98
           740.000 - 759.999                                 13.12
           760.000 - 779.999                                 13.05
           780.000 - 799.999                                  7.68
           800.000 - 819.999                                  2.43
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           PMI                                             Percent
           --------------------------------------------------------
           OLTV <= 80 - NO MI                               100.00
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Property Type                                   Percent
           --------------------------------------------------------
           2-4 FAMILY                                         8.83
           CONDO                                             13.57
           PUD                                               12.50
           SINGLE FAMILY                                     65.10
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Occupancy Code                                  Percent
           --------------------------------------------------------
           NON OWNER                                          7.10
           OWNER OCCUPIED                                    89.52
           SECOND HOME                                        3.38
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Purpose                                         Percent
           --------------------------------------------------------
           CASHOUT REFI                                      10.51
           PURCHASE                                          84.83
           RATE/TERM REFI                                     4.66
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Documentation Type                              Percent
           --------------------------------------------------------
           FULL/ALT                                           8.90
           NO DOC/NINA/NO RATIO                               1.69
           STATE INCOME/STATED ASSET                          1.48
           STATED INCOME/VERIFIED ASSET                      87.93
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Interest Only                                   Percent
           --------------------------------------------------------
           N                                                  2.12
           Y                                                 97.88
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Interest Only Term                              Percent
           --------------------------------------------------------
           0.000                                              2.12
           36.000                                             0.07
           60.000                                             2.91
           120.000                                           94.91
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Silent                                          Percent
           --------------------------------------------------------
           Y                                                100.00
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Prepay Flag                                     Percent
           --------------------------------------------------------
           N                                                  9.37
           Y                                                 90.63
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Prepay Term                                     Percent
           --------------------------------------------------------
           0.000                                              9.37
           4.000                                              0.15
           6.000                                             59.25
           36.000                                            23.47
           60.000                                             7.76
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           DTI                                             Percent
           --------------------------------------------------------
           <= 0.000                                           1.69
           0.001 - 10.000                                     0.06
           10.001 - 20.000                                    4.34
           20.001 - 30.000                                   22.63
           30.001 - 40.000                                   58.82
           40.001 - 50.000                                   12.47
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Conforming                                      Percent
           --------------------------------------------------------
           CONFORMING                                        23.62
           NON CONFORMING                                    76.38
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Arm Index                                       Percent
           --------------------------------------------------------
           1 MONTH LIBOR                                      1.11
           1 YEAR LIBOR                                       4.08
           6 MONTH LIBOR                                     94.81
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Margins                                         Percent
           --------------------------------------------------------
           1.501 - 2.000                                      0.25
           2.001 - 2.500                                     45.79
           2.501 - 3.000                                     20.55
           3.001 - 3.500                                     32.96
           4.501 - 5.000                                      0.45
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           First Adjustment Cap                            Percent
           --------------------------------------------------------
           1.000                                             25.09
           2.000                                              0.52
           5.000                                              4.19
           6.000                                             69.94
           12.000                                             0.25
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Periodic Cap                                    Percent
           --------------------------------------------------------
           1.000                                             25.25
           1.625                                              0.25
           2.000                                             74.49
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Max Rate                                        Percent
           --------------------------------------------------------
           10.001 - 10.500                                    2.12
           10.501 - 11.000                                    7.83
           11.001 - 11.500                                   15.44
           11.501 - 12.000                                   34.55
           12.001 - 12.500                                   30.61
           12.501 - 13.000                                    8.33
           13.001 - 13.500                                    0.56
           13.501 - 14.000                                    0.55
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Floor Rate                                      Percent
           --------------------------------------------------------
           1.501 - 2.000                                      0.25
           2.001 - 2.500                                     45.79
           2.501 - 3.000                                     20.55
           3.001 - 3.500                                     32.96
           4.501 - 5.000                                      0.45
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Oct 6, 2005 15:31                   Page 1 of 2

Goldman Sachs                    GSAA-05 MTR1
==============================================================================


           --------------------------------------------------------
           Months To Roll                                  Percent
           --------------------------------------------------------
           1.                                                 1.11
           3.                                                 0.41
           4.                                                 4.77
           5.                                                10.29
           6.                                                 8.95
           29.                                                0.29
           31.                                                0.07
           32.                                                0.37
           33.                                                0.75
           34.                                                2.17
           35.                                                2.83
           36.                                                1.79
           56.                                                0.17
           57.                                                2.42
           58.                                               21.28
           59.                                               22.39
           60.                                               15.80
           83.                                                0.33
           84.                                                0.46
           119.                                               1.78
           120.                                               1.59
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Number of Units                                 Percent
           --------------------------------------------------------
           1                                                 91.17
           2                                                  4.54
           3                                                  1.25
           4                                                  3.03
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Product Type                                    Percent
           --------------------------------------------------------
           1 MONTH ARM                                        1.11
           10 YEAR ARM                                        3.39
           3 YEAR ARM                                         8.51
           5 YEAR ARM                                        61.49
           6 MONTH ARM                                       24.40
           7 YEAR ARM                                         1.09
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Self Employment Flag                            Percent
           --------------------------------------------------------
           N                                                 64.20
           Y                                                 35.80
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


           --------------------------------------------------------
           Originator                                      Percent
           --------------------------------------------------------
           METROCITIES                                      100.00
           --------------------------------------------------------
           Total:                                           100.00
           --------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Oct 6, 2005 15:31                   Page 2 of 2

ZIP                     Total
       20165                     1
       22553                     1
       23114                     1
       29941                     1
       30022                     2
       32541                     1
       33062                     1
       33446                     1
       34746                     1
       40475                     1
       46385                     1
       75034                     1
       77469                     1
       80121                     1
       81401                     1
       83642                     2
       85020                     1
       85029                     1
       85042                     1
       85044                     1
       85045                     1
       85204                     1
       85224                     2
       85233                     2
       85248                     1
       85250                     1
       85255                     3
       85296                     2
       85308                     2
       85310                     1
       85335                     1
       85340                     1
       85737                     1
       85748                     1
       89012                     1
       89015                     1
       89108                     1
       89117                     1
       89123                     1
       89130                     1
       89131                     1
       89134                     1
       89135                     1
       89143                     2
       89148                     2
       89149                     1
       89436                     1
       90210                     1
       90240                     1
       90815                     1
       91001                     1

       91016                     1
       91302                     1
       91354                     1
       91381                     1
       91384                     2
       91387                     1
       91706                     1
       91733                     1
       91744                     1
       91761                     1
       92019                     1
       92067                     1
       92128                     2
       92130                     1
       92240                     1
       92253                     1
       92260                     1
       92262                     1
       92264                     1
       92270                     2
       92408                     1
       92562                     1
       92587                     1
       92627                     1
       92630                     2
       92648                     2
       92651                     1
       92653                     1
       92657                     1
       92673                     1
       92675                     1
       92688                     1
       92807                     1
       92808                     1
       92867                     2
       93004                     1
       93012                     1
       93021                     1
       93110                     1
       93436                     1
       93463                     1
       94002                     1
       94080                     1
       94402                     1
       94501                     1
       94577                     1
       94582                     1
       94803                     1
       95076                     1
       95125                     1
       95630                     1
       95648                     1

       95661                     1
       95758                     1
       99019                     1
       99645                     1
Grand Total                    123